              TERM-TO-TERM SERVICING AGREEMENT, WAIVER AND CONSENT

         This Term-To-Term Servicing Agreement, Waiver and Consent, dated as of September 30, 2003 (this "Term Servicing Agreement"), is executed between American Business Credit, Inc. (the "Servicer"), as original servicer and as successor servicer, MBIA Insurance Corporation (the "Note Insurer") as Note Insurer and JPMorgan Chase Bank, as trustee (the "Trustee").

         WHEREAS, pursuant to the Sale and Servicing Agreement dated as of March 1, 2001 (the "2001-1 Servicing Agreement"), the Sale and Servicing Agreement dated as of June 1, 2001 (the "2001-2 Servicing Agreement"), the Sale and Servicing Agreement dated as of September 1, 2001 (the "2001-3 Servicing Agreement"), and the Sale and Servicing Agreement dated as of December 1, 2001 (the "2001-4 Servicing Agreement" and, collectively with the 2001-1 Servicing Agreement, the 2001-2 Servicing Agreement and the 2001-3 Servicing Agreement, the "2001 Servicing Agreements"), each by and among Bear Stearns Asset Backed Securities, Inc. as Depositor, the respective ABFS Mortgage Loan Trust (2001, -1 through -4) as Issuer, the Servicer as the original servicer, and the Trustee as Indenture Trustee and Collateral Agent, the Servicer agreed to service and administer certain specified mortgage loans (collectively, the "Mortgage Loans") in accordance with accepted servicing practices as provided therein;

         WHEREAS, a Servicer Event of Default under Section 7.01(a)(xi) of each of the 2001 Servicing Agreements based upon the Net Worth of American Business Financial Services, Inc. ("ABFS") on a consolidated basis either has occurred (although confirmation of such occurrence may require further information), or is anticipated to occur in the future;

         WHEREAS, upon the occurrence of a Servicer Event of Default, MBIA Insurance Corporation, as Note Insurer (the "Note Insurer") has the right under
Section 7.01(b) of each of the 2001 Servicing Agreements (in addition to whatever other rights may exist at law or equity to damages, including injunctive relief and specific performance) to direct the Trustee to terminate all the rights and obligations of the Servicer under each of the 2001 Servicing Agreements (except for the Servicer's indemnification obligations under Section
5.19 of each of the 2001 Servicing Agreements) and in and to the Mortgage Loans and the proceeds thereof, as servicer and to cause all authority and power of the Servicer under the 2001 Servicing Agreements to pass to and be vested in such other person as may be specified by the Note Insurer;

         WHEREAS, ABFS is currently the Holder of trust certificates issued under the Trust Agreements listed on Schedule A hereto (collectively, the "Certificates") and under Sections 3.04 and 3.09 of the Trust Agreement, the consent of the Note Insurer is required as a condition to transfer of the Certificates;

         WHEREAS, ABFS through certain of its subsidiaries, is currently negotiating a warehouse credit facility of up to $400 million, and has been requested to transfer the Certificates to a Delaware business trust (the "Trust") established by ABFS in connection with the warehouse credit facility and for the Trust to then simultaneously pledge the Certificates to the holder of a preferred equity certificate in the Trust as credit support for certain aspects of this new financing and therefore ABFS has requested that the Note Insurer consent to the transfer of the Certificates to the Trust and to the simultaneous pledge of such Certificates by the Trust to its preferred certificate holder as described above;

         WHEREAS, the Note Insurer and American Business Credit, Inc. as the Servicer have agreed and have notified the Trustee that they mutually desire to remove American Business Credit, Inc. as servicer and simultaneously appoint American Business Credit, Inc. as Servicer pursuant to the terms of this Term Servicing Agreement and that the Note Insurer is willing to provide the waiver of the Servicer Event of Default described above and to consent to the transfer and pledge of the Certificates, as requested;

         WHEREAS, American Business Credit, Inc. is willing to accept its removal and simultaneous appointment as Servicer on the terms provided for herein;

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the Trustee, the Note Insurer and the Servicer agree as follows:

         1. Defined Terms. Any capitalized term used herein and not defined herein shall have the meanings assigned to such term in the 2001 Servicing Agreements and the Trust Agreements described below.

         2. Termination of American Business Credit, Inc. as Original Servicer; Appointment of American Business Credit, Inc. as Servicer. The undersigned hereby acknowledge the (i) termination of the rights and responsibilities of American Business Credit, Inc. as original Servicer pursuant to Section 7.01(a)(xi) of each of the 2001 Servicing Agreements including the occurrence, satisfaction or waiver by the undersigned of all notices and other actions in connection therewith and (ii) at the direction of the Note Insurer, the simultaneous transfer of all authority and power of the Servicer under the 2001 Servicing Agreements to pass to and be vested in and assumed by American Business Credit, Inc., as successor Servicer pursuant to this Term Servicing Agreement.

         3. Waiver of Net Worth Servicer Event of Default. At the request of ABFS and in consideration for the promises and mutual covenants contained herein, MBIA hereby waives each Servicer Event of Default under Section 7.01(a)(xi) of each of the 2001 Servicing Agreements based upon the Net Worth of ABFS, whether such Servicer Event of Default has now occurred or occurs at any time in the future.

         4. Consent to Transfer and Pledge of Residual Cerficates. At the request of ABFS and in consideration for the promises and mutual covenants contained herein, MBIA hereby consents to the transfer and pledge of the Certificates as described herein. This Term Servicing Agreement may be forwarded to the Owner Trustee under the Trust Agreement in order to satisfy the requirements of the Trust Agreement, or, at the request of ABFS, MBIA agrees to execute and deliver a separate document for such purpose evidencing the consent hereby granted.

         5. Term Servicing. (a) At the direction of the Note Insurer, the Trustee hereby designates the Servicer as the initial Servicer of the Mortgage Loans under this Term Servicing Agreement for an initial term of one hundred and twenty days, commencing on October 1, 2003. The Trustee hereby retains the Servicer to perform all duties and obligations of the Servicer with respect to the Mortgage Loans under each of the 2001 Servicing Agreements, in accordance with the terms thereof and the terms of this Term Servicing Agreement, all applicable laws and regulations and the terms of all related documents pursuant to which the Servicer acted prior to this Term Servicing Agreement. The Servicer hereby assumes the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer with respect to the Mortgage Loans under each of the 2001 Servicing Agreements and as described herein.

         (b) The Note Insurer may, in its sole discretion, send or direct the Trustee in writing, to send a written notice (a "Servicer Extension Notice"), in the form of Exhibit A hereto, to the Servicer and the Note Insurer or the Trustee, as the case may be, extending any such 120-day term for one or more additional 120-day terms, or such longer terms as may be specified therein by the Note Insurer (each, a "Servicing Period"). Any Servicer Extension Notice shall be delivered to such parties no later than ten (10) Business Days prior to the expiration of the existing Servicing Period; provided, further, that any such Servicer Extension Notice that extends the terms under this Servicing Agreement for more than one 120-day period is revocable by the Note Insurer, in its sole discretion, upon the occurrence of a Servicer Event of Default. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice prior to the expiration of the existing Servicing Period, the Servicer shall be bound for the duration of the initial term and each successive 120 day term covered by such Servicer Extension Notice to act as the Servicer of the Mortgage Loans hereunder, unless the Servicer is otherwise terminated in accordance with Section 8 hereof. If a Servicer Extension Notice is delivered after the expiration of the existing Servicing Period, the Trustee, the Note Insurer and the Servicer may agree that the Servicer shall be bound for the Servicing Period covered by such Servicer Extension Notice to act as the Servicer of the Mortgage Loans hereunder, unless the Servicer is otherwise terminated in accordance with Section 8 hereof. Unless a Servicer Extension Notice is sent, this Term Servicing Agreement and all of the Servicer's rights and obligations hereunder and with respect to the Mortgage Loans shall expire.

         (c) In the event the Trustee has not received a Servicer Extension Notice from the Note Insurer on or before the ten (10) Business Days prior to the expiration of the existing Servicing Period, then the Trustee may notify the
Note Insurer to that effect and inquire as to whether the Note Insurer will send or direct the Trustee to send a Servicer Extension Notice.

         6. Servicing Compensation. In consideration of the performance by the Servicer of the servicing obligations pursuant to this Servicing Agreement, the Servicer shall be entitled to a monthly servicing fee (the "Servicing Fee") from the Mortgage Loans in the manner provided for in each of the 2001 Servicing Agreements, together with such additional servicing compensation as provided in each of the 2001 Servicing Agreements.

         7. Representations and Warranties of the Servicer. The representations and warranties made by the Servicer in each of the 2001 Servicing Agreements are incorporated herein, and, for the purposes of this Term Servicing Agreement, where such representations and warranties reference "this Agreement," such reference shall be deemed to refer to each of the 2001 Servicing Agreements and this Term Servicing Agreement.

         It is understood and agreed that the representations and warranties of the Servicer set forth in this Section shall be true and correct as of the date of this Term Servicing Agreement.

         8. Expiration. This Term Servicing Agreement shall expire upon the earliest to occur of (i) the termination of each of the 2001 Servicing Agreements (with respect to the Mortgage Loans with respect thereto), (ii) the receipt of notice by the Servicer that the Trustee has terminated the rights of the Servicer under this Term Servicing Agreement due to a breach of this Term Servicing Agreement by the Servicer, (iii) the termination of the rights and obligations of the Servicer under each of the 2001 Servicing Agreements (with respect to the Mortgage Loans with respect thereto), and (iv) without further action or notice, automatically by its terms. In preparation for the expiration of this Servicing Agreement, the Servicer shall maintain all systems, files and other documentation related to, and cooperate with the Trustee to effect the orderly transfer of the servicing and administration rights granted pursuant to this Term Servicing Agreement. Such cooperation by the Servicer shall include, but is not limited to, notifying all Mortgagors of the transfer of servicing rights pursuant to each of the 2001 Servicing Agreements.

         9. Successors and Assigns; Servicer Not to Assign Without Consent. This Term Servicing Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Trustee and the Servicer; provided, however, that the Servicer shall not sell, transfer or assign any of its rights or obligations hereunder without the written consent of the Trustee and the Note Insurer.

         10. Counterparts. This Term Servicing Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         11. Governing Law. This Term Servicing Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         12. Entire Agreement. This Term Servicing Agreement sets forth the entire understanding of the parties and supersedes any and all prior agreements, arrangements, and understanding relating to the subject matter hereof. No representation, promise, inducement or statement of intent has been made by any party which is not embodied in this Term Servicing Agreement, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not expressly set forth herein. This Term Servicing Agreement may not be amended, changed, modified or altered except by an agreement in writing signed by the Trustee and the Servicer (or their permitted successors or assigns). Any amendment of this Term Servicing Agreement shall require the prior written consent of the Note Insurer.

         13. Reservation of Rights. Except as specifically provided herein, this Term Servicing Agreement does not waive, and MBIA and the Trustee hereby reserve, all of our rights under each 2001 Servicing Agreement and all other documents as Trustee, as Note Insurer and in whatsoever capacity, at law or equity to damages, including injunctive relief and specific performance, indefinitely and from this time forward for however long this process will last. Any delay or failure in the past, at this time, or at any future time in our exercising any right, remedy, power or privilege shall not constitute a waiver of any provision of any document or diminish in any way any of the rights, remedies powers or privileges provided therein or by law or equity and we shall not be precluded from exercising any such right, remedy, power or privilege with respect to this or any Servicer Event of Default, any state of facts currently existing or arising in the future, or otherwise.

         14. Notices. All notices, requests, demands, instructions and other communications which are required or permitted to be given under this Term Servicing Agreement shall be in writing and shall be deemed to have been duly given when received, whether sent by certified mail, return receipt requested, telex, telegram, telecopy or overnight express mail:

         If to the Servicer, to:

                  American Business Financial Services, Inc.
                  Balapointe Office Centre
                  111 Presidential Boulevard, Suite 127
                  Bala Cynwyd, Pennsylvania 19004
                  Attention:  General Counsel
                  Telecopy No.:  (215) 940-3246

         If to the Trustee, to:

                  JPMorgan Chase Bank
                  4 New York Plaza, 6'th Floor
                  New York, New York, 10004
                  Attention: Institutional Trust Services,
                  ABFS Mortgage Loan Trusts 2001
                  telephone (212) 623-5436
                  telecopy (212) 623-5933

         If to the Note Insurer, to:

                  MBIA Insurance Corporation
                  113 King Street
                  Armonk, NY 10504
                  Telecopy:   (914)765-3808
                  Attention:  (IPM-SF)(ABFS Mortgage Loan Trusts 2001)



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                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Term Servicing Agreement to be executed on their behalf by their duly authorized officers as of the day and year first above written.

                             AMERICAN BUSINESS CREDIT, INC., as Servicer



                             By:   /s/ Jeffrey M. Ruben
                                   --------------------------------------------
                                   Name: Jeffrey M. Ruben
                                   Title: Executive Vice President

                             JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee



                             By:   /s/ Craig M. Kantor
                                   --------------------------------------------
                                   Name: Craig M. Kantor
                                   Title: Vice President



                             MBIA INSURANCE CORPORATION, as Note Insurer

                             By:  /s/ Art Perlowitz
                                  ---------------------------------------------
                                  Name: Art Perlowitz
                                  Title: Vice President